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                                                                    EXHIBIT 23.4


                         [CANNON & COMPANY LETTERHEAD]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use of our audit report dated March 11, 1998 on the financial statements of CPI CONCRETE PRODUCTS, INCORPORATED for the years ended January 31, 1998, 1997 and 1996 included in the Registration Statement for Railworks on Form S-1 and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                /s/ Cannon & Company
                                --------------------
                                CANNON & COMPANY

Memphis, Tennessee
July 24, 1998